UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2006

__________

GENESIS TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in Charter)

Florida	333-86347	65-1130026
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Boca Corporate Plaza, 7900 Glades Road, Suite 420

Boca Raton, FL 33434

(Address of Principal Executive Offices)

(561) 988-9880

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On October 10, 2006, Genesis Technology Group, Inc. (“GTEC”), a Florida corporation, issued a press release responded to inquiries by numerous shareholders about the Company's equity position in S.E. Asia Trading Company, Inc. (SEAA). The full text of the press release is set forth in Exhibit 99.1 hereto and incorporated herein.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit Number	Description

99.1	Press Release dated October 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2006	Genesis Technology Group, Inc.

	By:	/s/ Gary Wolfson Gary Wolfson Chief Executive Officer